UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2007

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont	05701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 31, 2007, Casella Waste Systems, Inc. (NASDAQ: CWST) announced that the company’s management will be presenting at the following investor conferences:

•         Pacific Growth Equities 2007 Clean Technology and Industrial Growth Conference on Wednesday, November 7, 2007 at 9:00 am PST; and

•         Friedman, Billings, Ramsey 2007 Capital Markets Investor Conference on Wednesday, November 28, 2007 at 3:00 pm EST.

The presentation given at each of these two conferences will be made available to all investors on the company’s website. The presentation will be posted prior to the scheduled presentation time, and may be accessed via the Investors’ section of the company’s website at http://www.casella.com. In addition, the audio from the presentation will be webcast live via a link on the company’s website.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

	99.1	Press Release entitled “Casella Waste Systems, Inc. to Present at Upcoming
Investor Conferences,” issued by the company on October 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: October 31, 2007	By:	/s/ Richard A. Norris
Richard A. Norris Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Casella Waste Systems, Inc. to Present at Upcoming Investor Conferences,” issued by the company on October 31, 2007.